UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A


                           Amendment to Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange act of 1934



         Date of Report (Date of earliest event reported) MARCH 28, 1998


                          STANDARD MOTOR PRODUCTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEW YORK                        I-4743                 11-1362020
----------------------------      ------------------------  --------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
incorporated)                                              Identification Number


37-18 NORTHERN BLVD. LONG ISLAND CITY, N.Y.                   11101
-------------------------------------------                   ---------
(address of principal executive officers)                     (Zip Code)


Registrant's telephone number, including area code   (718) 392-0200
                                                     --------------


                                 AMENDMENT NO. 1


The Registrant hereby amends its Current Report dated March 28, 1998 to include
Item 7 (b), the Pro Forma Financial Statements for the Registrant and Moog Automotive Temperature Control.

7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements and Exhibits:

              (1)  None

     (b) Pro forma financial information:

              (1) Combined statement of income for the fiscal year ended December 31, 1997.

              (2) Combined balance sheet as of December 31, 1997.

                          STANDARD MOTOR PRODUCTS, INC.
                     INTRODUCTION TO THE PRO FORMA COMBINED
                         CONDENSED FINANCIAL INFORMATION
                                   (UNAUDITED)

The unaudited Pro Forma Combined Condensed Income Statement for the year ended December 31, 1997 reflects the exchange of the Registrant's Brake business for the Moog Automotive Temperature Control business of Cooper Industries, as if the exchange had occurred as of January 1, 1997. The Registrant's historical income statement reflects the divestiture of the Brake business as a discontinued operation and as such includes all adjustments to properly reflect the Registrant's continuing operations prior to the inclusion of the Moog Automotive Temperature Control business. It is anticipated that significant synergies, which are not included in these pro forma financial statements, will develop over the next several years as the Moog Automotive Temperature Control business is consolidated within the Company's existing Temperature Control business.

The unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 1997 assumes that the exchange of selected assets and liabilities of the Registrants Brake business for selected assets and liabilities of the Moog Automotive Temperature Control business of Cooper Industries occurred on December 31, 1997. The Registrants historical balance sheet includes the assets and liabilities of the Brake business and as such needs to be adjusted in order to properly present the divestiture.

The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been attained if the exchange had been consummated on the dates indicated. In addition, the pro forma financial information does not purport to be indicative of future results of operations or financial position.

The pro forma financial information has been prepared by the Company and all calculations have been made based upon assumptions deemed appropriate. Certain of these assumptions are set forth in the notes to the pro forma combined condensed financial information. As of this filing date, the company has reasonably completed its quantification of the preliminary accounting for the exchange based upon currently available information. Such information may be revised at a later date based upon additional information.

The pro forma financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto in the 1997 Annual Report on Form 10-K.

      STANDARD MOTOR PRODUCTS, INC. AND MOOG AUTOMOTIVE TEMPERATURE CONTROL
               PRO FORMA COMBINED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                     SMP     PRO FORMA ADJUSTMENTS PRO FORMA
                                                            ----------------------
                                                 HISTORICAL    MOOG      OTHER      COMBINED
                                                --------------------------------------------
YEAR ENDED DECEMBER 31, 1997
----------------------------

Net sales                                        559,823     123,047    2,700 C     685,570
Cost of sales                                    380,335     100,856                481,191
                                                --------------------------------------------

   Gross profit                                  179,488      22,191    2,700       204,379
Selling, general and administrative expenses     170,033      21,581    2,700 C     194,314
                                                --------------------------------------------

   Operating income                                9,455         610        0        10,065
Other income (expense)                               998          70                  1,068
                                                --------------------------------------------

                                                  10,453         680        0        11,133
Interest expense                                  14,158           0    3,900 A      18,058
                                                --------------------------------------------

   Earnings (loss) from continuing operations
   before taxes and minority interest             (3,705)        680   (3,900)       (6,925)

Minority interest                                   (332)          0                   (332)

Taxes based on earnings                           (2,417)        272     (272) B     (2,417)
                                                --------------------------------------------

Earnings (loss) from continuing operations        (1,620)        408   (3,628)       (4,840)
                                                ============================================


Earnings from continuing operations -
   per common share
             Basic                                 (0.12)                             (0.37)
                                              ===========                        ===========
             Diluted                               (0.12)                             (0.37)
                                              ===========                        ===========

Weighted average number of common
   shares outstanding                         13,119,404                         13,119,404
                                              ===========                        ===========

Weighted average number of common
   shares and dilutive common shares          13,119,404                         13,119,404
                                              ===========                        ===========



See accompanying notes to pro forma combined financial information.

      STANDARD MOTOR PRODUCTS, INC. AND MOOG AUTOMOTIVE TEMPERATURE CONTROL
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    DECEMBER 31, 1997
                                            -----------------------------------------------------------

                                               SMP               PRO FORMA ADJUSTMENTS       PRO FORMA
                                                           --------------------------------
                                            HISTORICAL      EIS          MOOG   ADJUSTMENTS  COMBINED
                                           -----------------------------------------------------------

ASSETS
------

Cash and investments                           16,809                                        16,809

Accounts receivable, gross                    169,680      (1,232)        378               168,826
Allowance for doubtful accounts                18,654                                        18,654
                                           -----------------------------------------------------------
Accounts receivable, net                      151,026      (1,232)        378          0    150,172

Inventories                                   189,006     (43,718)     60,830               206,118
Other current assets                           33,635        (156)         66                33,545
                                           -----------------------------------------------------------

Total current assets                          390,476     (45,106)     61,274          0    406,644
                                           -----------------------------------------------------------

Property, plant and equipment, net            126,024     (28,487)     24,218               121,755
Goodwill                                       30,674                                        30,674
Other assets                                   29,963      (1,202)                           28,761
                                           -----------------------------------------------------------

Total assets                                  577,137     (74,795)     85,492          0    587,834
                                           ===========================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Notes payable                                  55,897                              6,479 D   62,376
Current portion of long term debt              24,373                                        24,373
Accounts payable trade                         36,421                                        36,421
Accrued customer returns                       17,955      (2,965)      2,752                17,742
Other current liabilities                      78,404      (1,121)      5,552                82,835
                                           -----------------------------------------------------------

Total current liabilities                     213,050      (4,086)      8,304      6,479    223,747
                                           -----------------------------------------------------------

Long-term debt                                159,109                                       159,109
Postretirement & other L.T. liabilities        21,560                                        21,560
Exchange holding account                            0     (70,709)     77,188   (6,479)D          0
                                           -----------------------------------------------------------

Total liabilities                             393,719     (74,795)     85,492        0      404,416
                                           -----------------------------------------------------------
Minority Interest                                (364)                                         (364)
Total stockholders' equity                    183,782                                       183,782
                                           -----------------------------------------------------------

Total liabilities and stockholders' equity    577,137     (74,795)     85,492        0      587,834
                                           ===========================================================



See accompanying notes to pro forma combined financial information.

                          STANDARD MOTOR PRODUCTS, INC.
                      NOTES TO PRO FORMA COMBINED CONDENSED
                              FINANCIAL INFORMATION



(A) To allocate interest to Moog Automotive Temperature Control. This allocation does not represent additional interest on a consolidated basis as the Brake business divested as part of the exchange, was also allocated interest.

(B)  To eliminate the taxes based upon earnings of Moog Automotive
     Temperature Control business. The Moog taxable income is offset by losses from the other pro forma adjustments, however on a combined basis no additional tax benefit is recognized as the benefits will be utilized as future domestic earnings materialize.

(C) Reclassify Moog expenses to conform to Standard Motor Product's basis of presentation.

(D) To record note payable due to Cooper Industries for the difference between the fair value of the assets disposed of and the fair value of the assets acquired as of December 31, 1997. Based upon currently available information this amount is estimated to be approximately $10,000,000 as of March 28, 1998, the closing date.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15 (d) o the Securities Exchange Act of 1934, the Registrant has only caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

     (Michael J. Bailey)


By:/s/
   ----------------------------------
         Michael J. Bailey
         Senior Vice President, Administration and Finance
         Chief Financial Officer

         Dated as of May 14, 1998